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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE EMERGING MARKETS FUND
                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

The following information supersedes certain information in the funds Statement of Additional Information.

The Board of Directors has approved amendments to the Sub-Investment Advisory Agreements (each, a "Sub-Advisory Agreement") by and among each fund, Credit Suisse Asset Management, LLC ("CSAM"), each fund's investment adviser, and each of CSAM's Japanese affiliate (with respect to the Global Post-Venture Capital and International Focus Funds only) ("CSAM Japan") and its United Kingdom affiliate (with respect to each Fund) ("CSAM U.K."). Both CSAM Japan and CSAM U.K. are named Credit Suisse Asset Management Limited (CSAM Japan and CSAM U.K. are each herein referred to as, a "Sub-Adviser"). Under each Sub-Advisory Agreement, CSAM (and not the funds) pays each Sub-Adviser an annual fee of $250,000 (each such fee, a "Total Fee") for services rendered with respect to those funds and all other Credit Suisse Funds for which the relevant Sub-Adviser has been appointed to act as sub-adviser. Each Sub-Advisory Agreement is being amended to include a methodology for allocating a portion of each Sub-Adviser's Total Fee to the applicable funds.

    The portion of each Sub-Adviser's Total Fee allocable with respect to a relevant fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Sub-Adviser's Total Fee and (b) a fraction, (i) the numerator of which is the average monthly net assets of such fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly net assets of the fund and certain other registered investment companies for which the relevant Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof.

    The Total Fee for the period from July 22, 2002 (the date the amendments went into effect) to December 31, 2002 for each Sub-Adviser is $111,643.84. The portion of this amount that is allocable to your fund for CSAM Japan and CSAM U.K. (based on net assets as of August 30, 2002) would be as follows:

FUND                                         CSAM JAPAN   CSAM U.K.
----                                         ----------   ----------
Emerging Markets Fund......................        N/A    $ 3,862.77
Global Post-Venture Capital Fund...........  $6,607.20    $ 6,551.14
International Focus Fund...................  $32,169.50   $31,896.55

IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENTS WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO THE FUNDS BECAUSE ALL SUB-ADVISORY FEES ARE BORNE BY CSAM.

Dated: September 20, 2002